Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies

11.  CONCENTRATIONS, COMMITMENTS AND CONTINGENCIES

Gain from Litigation Settlement

A gain of $3,000,000 was recognized on March 19, 2010 in connection with a settlement with the Company's contractor for the facility.

Asset Management Agreement and Related Party Transaction

On December 31, 2011, the Company entered into an Asset Management Agreement (the "AMA") with Tenaska BioFuels, LLC, an affiliate of a significant unit holder of the Company, which became effective January 12, 2012 and has an initial term of seven years.  The AMA provides that the Company will provide processing services to Tenaska under a collaborative agreement for the conversion of grains, natural gas and denaturant (the "Feedstocks") into ethanol and distillers grains (the "Finished Products").  Tenaska will finance and own all Feedstocks, including the corn inventories, from the time of purchase through the delivery and sale of the Finished Products.  In particular, Tenaska is responsible for originating all corn used and for paying corn producers and commercial grain merchants providing corn to the Company's facility, as well as providing all necessary working capital for corn inventories and forward contracts.  Tenaska will also originate, provide credit support and pay for all denaturant and natural gas delivered to our facility, as well as all management services required for delivery of the natural gas under our natural gas transportation contract.

On January 12, 2012, the Company sold to Tenaska all inventories of Feedstocks and Finished Products for $5,326,981 in cash. As a result, the Company no longer owns any Feedstocks, work in process or Finished Products at the Company's facility.  Tenaska is the exclusive asset manager for the Company and the Company no longer processes corn into ethanol for any party other than Tenaska during the term of the AMA.  In return for providing the processing services, the Company will be paid a processing fee based on the calculated crush margin less a fee retained by Tenaska.

The Company will be reporting the activity related to the AMA on a net basis.  Revenue will be reported as the net amount earned under the AMA, rather than separately reporting revenue from the sale of ethanol and co-products, and the cost of corn, natural gas and denaturant.  The Company will also be reporting the amount due from Tenaska rather than separately reporting trade receivables, corn and ethanol inventory and accounts payable for corn.  The Company will continue to be responsible for the operation and maintenance of the plant.

Under the AMA, as part of a joint risk management process, Tenaska may use derivative financial instruments, including cash, futures and option contracts to hedge changes in commodity prices of corn, natural gas and gasoline, as part of an overall strategy to manage market risk.  The Company will not enter into these derivative financial instruments, however, realized gains and losses from such derivatives enter into by Tenaska will impact the net processing fee the Company receives from Tenaska.

Major Customers

All of the Company's ethanol revenues are received from a single ethanol marketer through sales on the spot market by Tenaska. Beginning in the third quarter of 2011, the Company pays Tenaska a marketing fee of 1.25% of the contract price of ethanol sold for its marketing services. As of December 31, 2011, the Company had forward contracted sales of ethanol with Tenaska for 377,000 gallons of ethanol at an average fixed price of $2.01 per gallon, for delivery in January 2012. Revenues from ethanol sales to Tenaska were $126,007,000 and $9,835,000 in 2011 and 2010, respectively. Accounts receivable from Tenaska as of December 31, 2011 and 2010, were $1,312,000 and $1,463,000, respectively. This relationship between the Company and Tenaska replaced a previous marketer who sold all of the Company's ethanol and was responsible for similar forward sales contracts, receivables and revenues in 2010. The Company paid the prior ethanol marketer $0.01 per gallon of ethanol purchased. Revenues from sales to and accounts receivable from the prior ethanol marketer were approximately $72,438,000 and $567,000, respectively, as of and for the year ended December 31, 2010.

Plant Management Agreement

Plant Management Agreement

In July 2007, the Company entered into an agreement with an unrelated party for the operation and management of the Company's plant.  The Company pays a fixed monthly payment of approximately $120,434 for such services, which are adjusted annually.  The unrelated party also supplies process chemicals, which the Company is currently paying for at a fixed rate per denatured gallon of ethanol produced.  The contract allows for potential future payments in an incentive program intended to be based on operational improvements and Company profitability.  The agreement will terminate on December 31, 2014 unless terminated by either party giving 180 days prior written notice.  The Company incurred approximately $1,535,000 and $1,477,000 for these services for the years ended December 31, 2011 and 2010, respectively.

Utility Contracts

The Company entered into a consulting service contract for management of its needs for natural gas in plant operations.  The three services of natural gas procurement required to operate the plant are transport, distribution and supply.  The physical supply of natural gas to operate the plant is purchased from various companies based on bids established by the Company's Risk Management Committee with the advice of the management services company.   The gas is transported by Kinder Morgan pursuant to various contracts with the Company, and delivered to the local gas company, Source Gas, which distributes the gas to the plant.

Transportation Agreement

The Company is party to an agreement with a fuel carrier for the transportation of ethanol from the plant to the load out facility.  The Company pays a base fee per gallon unloaded plus a surcharge if above the diesel fuel base.  The agreement automatically renewed for a one-year term in July 2011, and will continue to automatically renew for additional one-year terms unless terminated by either party by written notice no less than 180 days prior to the ending date of the renewal term.

Rail Car Leases

As of December 31, 2011, the Company has lease agreements for 97 rail cars which have expiration dates between May 31, 2017 and August 31, 2020, with an average monthly rental cost of $711.

Environmental Liabilities

The Company's operations are subject to environmental laws and regulations adopted by various governmental entities in the jurisdiction in which it operates. These laws require the Company to investigate and remediate the effects of the release or disposal of materials at its location. Accordingly, the Company has adopted policies, practices, and procedures in the areas of pollution control, occupational health, and the production, handling, storage, and use of hazardous materials to prevent material environmental or other damage, and to limit the financial liability which could result from such events. Environmental liabilities are recorded when the liability is probable and the costs can be reasonably estimated.

The Company has received Notices of Violation ("NOV") from the NDEQ arising from failures of emission equipment designed and installed by our design builder, Delta-T Corporation ("Delta-T") under the Engineering, Procurement and Construction Services Fixed Price Contract dated August 9, 2006 with Delta-T (the "Delta-T Contract").

That equipment included the plant's regenerative thermal oxidizer ("RTO") used to control emissions from the dryer and the CO2 Scrubber used to control emissions from the ethanol process.  The RTO had not performed according to the design specified in the Delta-T Contract, and the CO2 Scrubber failed in original compliance testing.  Equipment modifications and process adjustments were made, including chemical injection, to remediate the issue.  During the startup operations of the plant beginning in January 2009 and continuing through the date of the original compliance testing, Delta-T had operated the plant without these modifications and as a result, the Company received an NOV in January 2010 which asserted that due to the failure of the CO2 Scrubber, the Company's operation of the plant violated the operating permit issued by the NDEQ.

Since the end of 2010, management believed it had resolved all of the operational shortfalls cited in the NOVs; however, we previously disclosed that although we believed we had resolved the matter, it was possible the NDEQ or the Nebraska Office of the Attorney General (the "AG Office") could assess fines against us as a result of having operated the plant with the equipment before it was operating in compliance.  On January 4, 2012, the Company received a letter from the AG Office relating to the prior NOVs and assessing penalties for such violations and two additional violations for emissions related to a leaky pressure value and uncovered bolt hole and failure to observe and report visible emissions.  We have reached an agreement with the AG Office which agreement provides that we will pay a penalty of $25,000 in full satisfaction of all of the NDEQ claims.

In order to formally resolve this matter, after the parties reached the above agreement, the AG Office filed a complaint against the Company in the District Court of Holt County, Nebraska for the sole purpose of obtaining a Consent Decree to officially close the matter within the AG Office.  As a result, on March 7, 2012, a complaint was filed against the Company in the District Court of Holt County, Nebraska by the State of Nebraska, ex rel., and Michael J. Linder, Director of the Nebraska Department of Environmental Quality.   On March 12, 2012, the Court entered a Consent Decree accepting the agreement reached between the Company and the AG Office and on March 19, 2012, the AG Office filed a Satisfaction of Judgment in full satisfaction of all of the NDEQ claims against the Company.

Grain Procurement

In the ordinary course of business, the Company has entered into forward purchase contracts for its corn purchases.  Management considers these forward contracts to be normal purchases since the corn will be delivered in quantities expected to be used by the Company over a reasonable period in the normal course of business.  Purchases directly from an agent totaled approximately $13,499,000 in 2010 and $0 in 2011.  As of December 31, 2011, the Company had commitments on forward purchase contracts to purchase 1,742,000 bushels of corn at an average price of $6.15 per bushel totaling $10,700,000 for delivery between January 2012 and May 2012.

Dryer Damage

On March 22, 2011, a fire caused approximately $1,200,000 of damage to a dryer.  The Company expects its insurer to pay for the damage, less the $50,000 deductible which was expensed in Cost of Goods Sold as a Maintenance and Repair Expense at the completion of the dryer repair.  As of June 30, 2011, the dryer repair was complete and the dryer was online.  As of December 31, 2011, the Company had received $1,050,000 from its insurer and had approximately $104,000 owing from its insurer in other receivables and approximately $359,000 owed to vendors as accounts payable in connection with such repairs.

Hail Damage

On September 21, 2010, a hail storm caused damage to the roof coverings within the plant.  During the year ended December 31, 2011 the Company received a $496,000 insurance claim, which is recognized as other income.  Management expects that the plant will be able to continue to operate normally, without repairing the hail damage